UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 15, 2021
CODEX DNA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40497	45-1216839
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9535 Waples Street, Suite 100
San Diego, California 92121
(Address of principal executive offices, including zip code)
(858) 228-4115
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	DNAY	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01    Changes in Registrant’s Certifying Accountant.
OUM & CO. LLP (“OUM”), the Company’s independent registered public accountants, combined its practice with that of WithumSmith + Brown, PC (“Withum”) on July 15, 2021. Effective July 16, 2021, the Company, after review and approval of the Company’s Audit Committee, appointed Withum as the Company’s new independent registered public accounting firm for and with respect to the fiscal year ending December 31, 2021.

OUM reports on the Company’s financial statements as of and for the fiscal year ended December 31, 2020 and for the period from March 8, 2019 (inception) to December 31, 2019 contain an emphasis paragraph that raised substantial doubt about its ability to continue as a going concern. Other than the going concern matter, the reports of OUM on the financial statements of the Company for the fiscal year ended December 31, 2020 and for the period from March 8, 2019 to December 31, 2019 did not contain any other adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal year ended December 31, 2020 and for the period from March 8, 2019 to December 31, 2019 there were no disagreements between the Company and OUM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of OUM, would have caused OUM to make reference to the subject matter of the disagreements in connection with its audit reports on the Company’s financial statements. During the Company’s past fiscal year ended December 31, 2020 and for the period from March 8, 2019 to December 31, 2019 and the interim period through March 31, 2021, OUM did not advise the Company on any of the matters specified in Item 304(a)(1)(v) of Regulation S-K.

The Company provided OUM with a copy of this report on Form 8-K in accordance with Item 304(a) of Regulation S-K prior to its filing with the Securities and Exchange Commission and requested that OUM furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter from OUM is filed as Exhibit 16.1 hereto and is incorporated herein by reference.

During the Company’s two most recently completed fiscal years and through the date of engagement of Withum, neither the Company nor anyone on behalf of the Company consulted with Withum regarding (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements as to which the Company received a written report or oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue; or (b) any matter that was the subject of a disagreement or a reportable event as defined in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01    Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
16.1	Letter of OUM & CO. LLP, dated July 20, 2021

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CODEX DNA, INC.

Date: July 20, 2021	By: /s/ Todd Nelson
Name: Todd Nelson
Title: Chief Executive Officer